                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 2, 2003 (October 1, 2003)
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                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-23486                 62-1096725
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)            Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee        37604
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 (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code   (423) 743-9151
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

On October 1, 2003, the Company issued a press release  announcing the formation of a new Slovakian company and a related asset acquisition.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1  Press Release dated October 1, 2003.

                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 2, 2003
                                             NN, INC.

                                             By:  /s/ William C. Kelly, Jr.
                                                --------------------------------
                                                  William C. Kelly, Jr.,
                                                  Secretary, Treasurer and Chief
                                                  Administrative Officer